48 Wall Street, New York, NY10005

July 2, 2013

CERTIFICATE OF TABULATION

Managers AMG

Re: Managers Trust II

We hereby certify that, as of close of business on May 06, 2013 the records supplied to us show 80,765,494.5990 shares of Managers Trust II in respect to the Meeting of Shareholders of said trust to be held on July 2, 2013.

D.F. King & Co., Inc. has tabulated 52,274,456.2680 shares, which is 64.724% of the outstanding shares. A breakdown of the vote, by proposal, is attached.

At your request, we have tabulated the proxies received, but do not guarantee the authenticity of the signatures thereon, or assume any responsibility for the legality or any proxy.

sincerely,

D.F. King & Co., Inc.

Enrique Negron

Enclosures

SHAREHOLDER RESPONSE SUMMARY REPORT July 2, 2013 MANAGERS AMG Managers Trust II	Page: 1

	No. of Shares	% of Outstanding Shares	% of Shares Present
1. To elect the following ten Nominees as members of the Board of Trustees of the Trust:

Bruce B. Bingham

Affirmative	51,163,689.6680	63.349%	97.875%
Withhold	1,110,766.6000	1.375%	2.125%

TOTAL	52,274,456.2680	64.724%	100.000%

William E. Chapman II

Affirmative	50,980,896.8510	63.122%	97.525%
Withhold	1,293,559.4170	1.602%	2.475%

TOTAL	52,274,456.2680	64.724%	100.000%

Edward J. Kaier

Affirmative	51,119,438.7290	63.294%	97.790%
Withhold	1,155,017.5390	1.430%	2.210%

TOTAL	52,274,456.2680	64.724%	100.000%

Steven J. Paggioli

Affirmative	51,094,012.4990	63.262%	97.742%
Withhold	1,180,443.7690	1.462%	2.258%

TOTAL	52,274,456.2680	64.724%	100.000%

Eric Rakowski

Affirmative	51,025,723.1560	63.178%	97.611%
Withhold	1,248,733.1120	1.546%	2.389%

TOTAL	52,274,456,2680	64.724%	100.000%

Thomas R. Schneeweis

Affirmative	51,078,987.8510	63.244%	97.713%
Withhold	1,195,468.4170	1.480%	2.287%

TOTAL	52,274,456.2680	64.724%	100.000%

SHAREHOLDER RESPONSE SUMMARY REPORT July 2, 2013 MANAGERS AMG Managers Trust II	Page: 2

	No. of Shares	% of Outstanding Shares	% of Shares Present
Christine C. Carsman

Affirmative	51,055,532.0310	63.215%	97.668%
Withhold	1,218,924.2370	1.509%	2.332%

TOTAL	52,274,456.2680	64.724%	100.000%

Kurt KeiThacker

Affirmative	51,140,166.6150	63.319%	97.830%
Withhold	1,134,289.6530	1.405%	2.170%

TOTAL	52,274,456.2680	64.724%	100.000%

Richard F. Powers III

Affirmative	51,049,048.4110	63.207%	97.656%
Withhold	1,225,407.8570	1.517%	2.344%

TOTAL	52,274,456.2680	64.724%	100.000%

Victoria Sassine

Affirmative	51,068,191.9000	63.230%	97.692%
Withhold	1,206,264.3680	1.494%	2.308%

TOTAL	52,274,456.2680	64.724%	100.000%

SHAREHOLDER RESPONSE SUMMARY REPORT July 2, 2013 MANAGERS AMG Managers Trust II	Page: 3

	No. of Shares	% of Outstanding Shares	% of Shares Present
* TRUST TOTALS:	SHARES

RECORD TOTAL:	80,765,494.5990

SHARES VOTED:	52,274,456.2680

PERCENT PRESENT:	64.724%

48 Wall Street, New York, NY 10005

July 02, 2013

CERTIFICATE OF TABULATION

Managers AMG

Re: Managers Trust II

We hereby certify that, as of close of business on May 06, 2013 the records supplied to us show 82,284,905.2110 shares of Managers Trust II in respect to the Meeting of Shareholders of said trust to be held on July 2, 2013.

D.F. King & Co., Inc. has tabulated 49,707,623.7600 shares, which is 60.409% of the outstanding shares. A breakdown of the vote, by proposal, is attached.

At your request, we have tabulated the proxies received, but do not guarantee the authenticity of the signatures thereon, or assume any responsibility for the legality of any proxy.

Sincerely,

D.F. King & Co., Inc.

Enrique Negron

Enclosures

SHAREHOLDER RESPONSE SUMMARY REPORT July 02, 2013 MANAGERS AMG Managers Trust II	Page: 1

	No. of Shares	% of Outstanding Shares	% of Shares Present
3A. To amend and restate the Amended and Restated Declaration of Trust of the Trust relating to: Declaration of Trust Amendment Procedure

Affirmative	34,211,692.2680	41.576%	68.826%
Against	499,183.5650	.607%	1.004%
Abstain	1,060,322.9270	1.289%	2.133%
Brk Non-Vote	13,936,425.0000	16.937%	28.037%

TOTAL	49,707,623.7600	60.409%	100.000%

3B. To amend and restate the Amended and Restated Declaration of Trust of the Trust relating to: Merger, Consolidation, Sale of Assets and Termination of Trust, Series or classes

Affirmative	32,788,142.0020	39.847%	65.962%
Against	1,899,261.7000	2.308%	3.821%
Abstain	1,083,795.0580	1.317%	2.180%
Brk Non-Vote	13,936,425.0000	16.937%	28.037%

TOTAL	49,707,623.7600	60.409%	100.000%

3C. To amend and restate the Amended and Restated Declaration of Trust of the Trust relating to: Other Changes

Affirmative	32,876,299.7250	39.954%	66.139%
Against	1,900,641.8060	2.310%	3.824%
Abstain	994,257.2290	1.208%	2.000%
Brk Non-Vote	13,936,425.0000	16.937%	28.037%

TOTAL	49,707,623.7600	60.409%	100.000%

SHAREHOLDER RESPONSE SUMMARY REPORT July 02, 2013 MANAGERS AMG Managers Trust II	Page: 2

	No. of Shares	% of Outstanding Shares	% of Shares Present
* TRUST TOTALS:	SHARES

RECORD TOTAL:	82,284,905.2110

SHARES VOTED:	49,707,623.7600

PERCENT PRESENT:	60.409%

48 Wall Street, New York, NY 10005

July 02, 2013

CERTIFICATE OF TABULATION

Managers AMG

Re: Managers Intermediate Duration Govt Fund

We hereby certify that, as of close of business on May 06, 2013 the records supplied to us show 15,495,104.5990 shares of Managers Intermediate Duration Govt Fund in respect to the Meeting of Shareholders of said fund to be held on July 02, 2013.

D.F. King & Co., Inc. has tabulated 8,867,151.3240 shares, which is 57.226% of the outstanding shares. A breakdown of the vote, by proposal, is attached.

At your request, we have tabulated the proxies received, but do not guarantee the authenticity of the signatures thereon, or assume any responsibility for the legality of any proxy.

sincerely,

D.F. King & Co., Inc.

Enrique Negron

Enclosures

SHAREHOLDER RESPONSE SUMMARY REPORT July 02, 2013 Managers Trust II Managers Intermediate Duration Govt Fund	Page: 1

	No. of Shares	% of Outstanding Shares	% of Shares Present
2A. To amend or remove (as proposed in the accompanying proxy statement) fundamental investment restrictions relating to: Issuance of Senior Securities

Affirmative	4,416,261.5650	28.501%	49.805%
Against	146,533.1240	.946%	1.653%
Abstain	299,468.6350	1.933%	3.377%
Brk Non-Vote	4,004,888.0000	25.846%	45.165%

TOTAL	8,867,151.3240	57.226%	100.000%

2B. To amend or remove (as proposed in the accompanying proxy statement) fundamental investment restrictions relating to: Borrowing

Affirmative	4,388,430.2850	28.322%	49.492%
Against	168,073.4040	1.085%	1.895%
Abstain	305,759.6350	1.973%	3.448%
Brk Non-Vote	4,004,888.0000	25.846%	45.165%

TOTAL	8,867,151.3240	57.226%	100.000%

2C. To amend or remove (as proposed in the accompanying proxy statement) fundamental investment restrictions relating to: Lending

Affirmative	4,358,215.1970	28.127%	49.151%
Against	198,373.4920	1.280%	2.237%
Abstain	305,674.6350	1.973%	3.447%
Brk Non-Vote	4,004,888.0000	25.846%	45.165%

TOTAL	8,867,151.3240	57.226%	100.000%

2D. To amend or remove (as proposed in the accompanying proxy statement) fundamental investment restrictions relating to: The Underwriting of Securities

Affirmative	4,391,188.7290	28.340%	49.523%
Against	159,446.9600	1.029%	1.798%
Abstain	311,627.6350	2.011%	3.514%
Brk Non-Vote	4,004,888.0000	25.846%	45.165%

TOTAL	8,867,151.3240	57.226%	100.000%

SHAREHOLDER RESPONSE SUMMARY REPORT July 02, 2013 Managers Trust II Managers Intermediate Duration Govt Fund	Page: 2

	No. of Shares	% of Outstanding Shares	% of Shares Present
2E. To amend or remove (as proposed in the accompanying proxy statement) fundamental investment restrictions relating to: Purchasing And Selling Commodities

Affirmative	4,394,458.2900	28.361%	49.559%
Against	169,377.3990	1.093%	1.910%
Abstain	298,427.6350	1.926%	3.366%
Brk Non-Vote	4,004,888.0000	25.846%	45.165%

TOTAL	8,867,151.3240	57.226%	100.000%

2F. To amend or remove (as proposed in the accompanying proxy statement) fundamental investment restrictions relating to: Purchasing and Selling Real Estate

Affirmative	4,398,091.7580	28.384%	49.600%
Against	160,771.9310	1.038%	1.813%
Abstain	303,399.6350	1.958%	3.422%
Brk Non-Vote	4,004,888.0000	25.846%	45.165%

TOTAL	8,867,151.3240	57.226%	100.000%

2G. To amend or remove (as proposed in the accompanying proxy statement) fundamental investment restrictions relating to: Diversification of Investments

Affirmative	4,433,379.2020	28.613%	49.998%
Against	130,696.4870	.843%	1.474%
Abstain	298,187.6350	1.924%	3.363%
Brk Non-Vote	4,004,888.0000	25.846%	45.165%

TOTAL	8,867,151.3240	57.226%	100.000%

2H. To amend or remove (as proposed in the accompanying proxy statement) fundamental investment restrictions relating to: Concentrating Investments In A Particular Industry

Affirmative	4,333,273.3660	27.966%	48.869%
Against	208,521.3230	1.346%	2.352%
Abstain	320,468.6350	2.068%	3.614%
Brk Non-Vote	4,004,888.0000	25.846%	45.165%

TOTAL	8,867,151.3240	57.226%	100.000%

SHAREHOLDER RESPONSE SUMMARY REPORT July 02, 2013 Managers Trust II Managers Intermediate Duration Govt Fund	Page: 3

	No. of Shares	% of Outstanding Shares	% of Shares Present
2I. To amend or remove (as proposed in the accompanying proxy statement) fundamental investment restrictions relating to: Short Sales
Affirmative	4,356,151.3660	28.113%	49.127%
Against	190,209.3230	1.228%	2.145%
Abstain	315,902.6350	2.039%	3.563%
Brk Non-Vote	4,004,888.0000	25.846%	45.165%

TOTAL	8,867,151.3240	57.226%	100.000%

2J. To amend or remove (as proposed in the accompanying proxy statement) fundamental investment restrictions relating to: Investing For Control
Affirmative	4,416,170.3660	28.501%	49.804%
Against	132,792.3230	.857%	1.498%
Abstain	313,300.6350	2.022%	3.533%
Brk Non-Vote	4,004,888.0000	25.846%	45.165%

TOTAL	8,867,151.3240	57.226%	100.000%

2K. To amend or remove (as proposed in the accompanying proxy statement) fundamental investment restrictions relating to: Securities Issued By Other Investment Companies
Affirmative	4,399,178.7340	28.391%	49.613%
Against	150,565.9550	.972%	1.698%
Abstain	312,518.6350	2.017%	3.524%
Brk Non-Vote	4,004,888.0000	25.846%	45.165%

TOTAL	8,867,151.3240	57.226%	100.000%

2L. To amend or remove (as proposed in the accompanying proxy statement) fundamental investment restrictions relating to: Margin Transactions
Affirmative	4,352,517.9220	28.090%	49.086%
Against	191,057.7670	1.233%	2.155%
Abstain	318,687.6350	2.057%	3.594%
Brk Non-Vote	4,004,888.0000	25.846%	45.165%

TOTAL	8,867,151.3240	57.226%	100.000%

SHAREHOLDER RESPONSE SUMMARY REPORT July 02, 2013 Managers Trust II Managers Intermediate Duration Govt Fund	Page: 4

	No. of Shares	% of Outstanding Shares	% of Shares Present
2M. To amend or remove (as proposed in the accompanying proxy statement) fundamental investment restrictions of the Fund relating to: Oil, Gas And Mineral Programs

Affirmative	4,434,229.3900	28.618%	50.008%
Against	124,416.2990	.803%	1.403%
Abstain	303,617.6350	1.959%	3.424%
Brk Non-Vote	4,004,888.0000	25.846%	45.165%

TOTAL	8,867,151.3240	57.226%	100.000%

2N. To amend or remove (as proposed in the accompanying proxy statement) fundamental investment restrictions relating to: Investing In New Issuers

Affirmative	4,386,389.7290	28.309%	49.468%
Against	162,954.9600	1.052%	1.838%
Abstain	312,918.6350	2.019%	3.529%
Brk Non-Vote	4,004,888.0000	25.846%	45.165%

TOTAL	8,867,151.3240	57.226%	100.000%

SHAREHOLDER RESPONSE SUMMARY REPORT July 02, 2013 Managers Trust II Managers Intermediate Duration Govt Fund	Page: 5

No. of Shares	% of Outstanding Shares	% of Shares Present

SHAREHOLDER RESPONSE SUMMARY REPORT July 02, 2013 Managers Trust II Managers Intermediate Duration Govt Fund	Page: 6

	No. of Shares	% of Outstanding Shares	% of Shares Present

** FUND TOTALS:	SHARES

RECORD TOTAL:	15,495,104.5990

SHARES VOTED:	8,867,151.3240

PERCENT PRESENT:	57.226%

48 Wall Street, New York, NY 10005

July 2, 2013

CERTIFICATE OF TABULATION

Managers AMG

Re: Managers Intermediate Duration Govt Fund

We hereby certify that, as of close of business on May 06, 2013 the records supplied to us show 15,492,596.1500 shares of Managers Intermediate Duration Govt Fund in respect to the Meeting of shareholders of said fund to be held on July 2, 2013.

D.F. King & Co., Inc. has tabulated 9,026,784.9090 shares, which is 58.265% of the outstanding shares. A breakdown of the vote, by proposal, is attached.

At your request, we have tabulated the proxies received, but do not guarantee the authenticity of the signatures thereon, or assume any responsibility for the legality of any proxy.

Sincerely,

D.F. King & Co., Inc.

Enrique Negron

Enclosures

SHAREHOLDER RESPONSE SUMMARY REPORT	Page: 1
July 2, 2013
Managers Trust II
Managers Intermediate Duration Govt Fund

	No. of Shares	% of Outstanding Shares	% of Shares Present
3A.	To amend and restate the Amended and Restated Declaration of Trust of the Trust relating to: Declaration of Trust Amendment Procedure

Affirmative	4,626,731.2770	29.864%	51.256%
Against	133,660.9970	0.863%	1.481%
Abstain	332,256.6350	2.144%	3.680%
Brk Non-vote	3,934,136.0000	25.394%	43.583%

TOTAL	9,026,784.9090	58.265%	100.000%

3B.	To amend and restate the Amended and Restated Declaration of Trust of the Trust relating to: Merger, Consolidation, Sale of Assets and Termination of Trust, Series or Classes

Affirmative	4,566,046.8090	29.472%	50.584%
Against	193,561.4650	1.249%	2.144%
Abstain	333,040.6350	2.150%	3.689%
Brk Non-vote	3,934,136.0000	25.394%	43.583%

TOTAL	9,026,784.9090	58.265%	100.000%

3C.	To amend and restate the Amended and Restated Declaration of Trust of the Trust relating to: Other Changes

Affirmative	4,608,988.4460	29.750%	51.059%
Against	183,134.8280	1.181%	2.029%
Abstain	300,526.6350	1.940%	3.329%
Brk Non-vote	3,934,136.0000	25.394%	43.583%

TOTAL	9,026,784.9090	58.265%	100.000%

SHAREHOLDER RESPONSE SUMMARY REPORT	Page: 2
July 22, 2013
Managers Trust II
Managers Intermediate Duration Govt Fund

	No. of Shares	% of Outstanding Shares	% of Shares Present

** FUND TOTALS:	SHARES

RECORD TOTAL:	15,492,596.1500

SHARES VOTED:	9,026,784.9090

PERCENT PRESENT:	58.265%

48 Wall Street, New York, NY 10005

July 02, 2013

CERTIFICATE OF TABULATION

Managers AMG

Re: Managers Short Duration Government Fund

We hereby certify that, as of close of business on May 06, 2013 the records supplied to us show 46,438,389.4760 shares of Managers Short Duration Government Fund in respect to the Meeting of Shareholders of said fund to be held on July 02, 2013.

D.F. King & Co., Inc. has tabulated 33,429,038.9600 shares, which is 71.986% of the outstanding shares. A breakdown of the vote, by proposal, is attached.

At your request, we have tabulated the proxies received, but do not guarantee the authenticity of the signatures thereon, or assume any responsibility for the legality of any proxy.

Sincerely,
D.F. King & Co., Inc.

Enrique Negron

Enclosures

SHAREHOLDER RESPONSE SUMMARY REPORT	Page: 1
July 02, 2013
Managers Trust II
Managers Short Duration Government Fund

	No. of Shares	% of Outstanding Shares	% of Shares Present
2A.	To amend or remove (as proposed in the accompanying proxy statement) fundamental investment restrictions relating to: Issuance Of Senior Securities

Affirmative	24,533,826.3610	52.831%	73.390%
Against	282,760.3200	.609%	.846%
Abstain	385,675.2790	.831%	1.154%
Brk Non-Vote	8,226,777.0000	17.715%	24.610%

TOTAL	33,429,038.9600	71.986%	100.000%

2B.	To amend or remove (as proposed in the accompanying proxy statement) fundamental investment restrictions relating to: Borrowing

Affirmative	24,389,449.5020	52.520%	72.958%
Against	419,125.8610	.903%	1.254%
Abstain	393,686.5970	.848%	1.178%
Brk Non-Vote	8,226,777.0000	17.715%	24.610%

TOTAL	33,429,038.9600	71.986%	100.000%

2C.	To amend or remove (as proposed in the accompanying proxy statement) fundamental investment restrictions relating to: Lending

Affirmative	24,403,168.0650	52.550%	72.999%
Against	412,433.2980	.888%	1.234%
Abstain	386,660.5970	.833%	1.157%
Brk Non-Vote	8,226,777.0000	17.715%	24.610%

TOTAL	33,429,038.9600	71.986%	100.000%

2D.	To amend or remove (as proposed in the accompanying proxy statement) fundamental investment restrictions relating to: The Underwriting of Securities

Affirmative	24,430,911.0420	52.610%	73.083%
Against	377,569.3210	.813%	1.129%
Abstain	393,781.5970	.848%	1.178%
Brk Non-Vote	8,226,777.0000	17.715%	24.610%

TOTAL	33,429,038.9600	71.986%	100.000%

SHAREHOLDER RESPONSE SUMMARY REPORT	Page: 2
July 02, 2013
Managers Trust II
Managers Short Duration Government Fund

	No. of Shares	% of Outstanding Shares	% of Shares Present
2E.	To amend or remove (as proposed in the accompanying proxy statement) fundamental investment restrictions relating to: Purchasing And Selling Commodities

Affirmative	24,380,063.6320	52.500%	72.931%
Against	425,370.5380	.916%	1.272%
Abstain	396,827.7900	.855%	1.187%
Brk Non-Vote	8,226,777.0000	17.715%	24.610%

TOTAL	33,429,038.9600	71.986%	100.000%

2F.	To amend or remove (as proposed in the accompanying proxy statement) fundamental investment restrictions relating to: Purchasing and Selling Real Estate

Affirmative	24,468,834.8960	52.692%	73.196%
Against	346,421.2740	.746%	1.036%
Abstain	387,005.7900	.833%	1.158%
Brk Non-Vote	8,226,777.0000	17.715%	24.610%

TOTAL	33,429,038.9600	71.986%	100.000%

2G.	To amend or remove (as proposed in the accompanying proxy statement) fundamental investment restrictions relating to: Diversification Of Investments

Affirmative	24,569,806.6330	52.909%	73.498%
Against	254,531.5620	.548%	.761%
Abstain	377,923.7650	.814%	1.131%
Brk Non-Vote	8,226,777.0000	17.715%	24.610%

TOTAL	33,429,038.9600	71.986%	100.000%

2H.	To amend or remove (as proposed in the accompanying proxy statement) fundamental investment restrictions relating to: Concentrating Investments In A Particular Industry

Affirmative	24,417,472.5470	52.581%	73.043%
Against	388,939.8160	.838%	1.163%
Abstain	395,849.5970	.852%	1.184%
Brk Non-Vote	8,226,777.0000	17.715%	24.610%

TOTAL	33,429,038.9600	71.986%	100.000%

SHAREHOLDER RESPONSE SUMMARY REPORT	Page: 3
July 02, 2013
Managers Trust II
Managers Short Duration Government Fund

	No. of Shares	% of Outstanding Shares	% of Shares Present
2I.	To amend or remove (as proposed in the accompanying proxy statement) fundamental investment restrictions relating to: Short Sales

Affirmative	24,412,391.0600	52.570%	73.027%
Against	384,787.1100	.829%	1.151%
Abstain	405,083.7900	.872%	1.212%
Brk Non-Vote	8,226,777.0000	17.715%	24.610%

TOTAL	33,429,038.9600	71.986%	100.000%

2J.	To amend or remove (as proposed in the accompanying proxy statement) fundamental investment restrictions relating to: Investing For Control

Affirmative	24,490,604.2150	52.739%	73.261%
Against	307,491.9550	.662%	.920%
Abstain	404,165.7900	.870%	1.209%
Brk Non-Vote	8,226,777.0000	17.715%	24.610%

TOTAL	33,429,038.9600	71.986%	100.000%

2K.	To amend or remove (as proposed in the accompanying proxy statement) fundamental investment restrictions relating to: Securities Issued By Other Investment Companies

Affirmative	24,498,907.5830	52.756%	73.286%
Against	310,044.8030	.668%	.927%
Abstain	393,309.5740	.847%	1.177%
Brk Non-Vote	8,226,777.0000	17.715%	24.610%

TOTAL	33,429,038.9600	71.986%	100.000%

2L.	To amend or remove (as proposed in the accompanying proxy statement) fundamental investment restrictions relating to: Margin Transactions

Affirmative	24,425,343.8170	52.598%	73.066%
Against	380,862.4630	.820%	1.139%
Abstain	396,055.6800	.853%	1.185%
Brk Non-Vote	8,226,777.0000	17.715%	24.610%

TOTAL	33,429,038.9600	71.986%	100.000%

SHAREHOLDER RESPONSE SUMMARY REPORT	Page: 4
July 02, 2013
Managers Trust II
Managers Short Duration Government Fund

	No. of Shares	% of Outstanding Shares	% of Shares Present
2M.	To amend or remove (as proposed in the accompanying proxy statement) fundamental investment restrictions of the Fund relating to: Oil, Gas And Mineral Programs

Affirmative	24,467,992.4150	52.690%	73.193%
Against	320,550.0770	.690%	.959%
Abstain	413,719.4680	.891%	1.238%
Brk Non-Vote	8,226,777.0000	17.715%	24.610%

TOTAL	33,429,038.9600	71.986%	100.000%

2N.	To amend or remove (as proposed in the accompanying proxy statement) fundamental investment restrictions relating to: Investing In New Issuers

Affirmative	24,499,410.8040	52.758%	73.287%
Against	298,157.5820	.642%	.892%
Abstain	404,693.5740	.871%	1.211%
Brk Non-Vote	8,226,777.0000	17.715%	24.610%

TOTAL	33,429,038.9600	71.986%	100.000%

SHAREHOLDER RESPONSE SUMMARY REPORT	Page: 5
July 02, 2013
Managers Trust II
Managers Short Duration Government Fund

No. of Shares	% of Outstanding Shares	% of Shares Present

SHAREHOLDER RESPONSE SUMMARY REPORT	Page: 6
July 02, 2013
Managers Trust II
Managers Short Duration Government Fund

	No. of Shares	% of Outstanding Shares	% of Shares Present

** FUND TOTALS:	SHARES

RECORD TOTAL:	46,438,389.4760

SHARES VOTED:	33,429,038.9600

PERCENT PRESENT:	71.986%

48 Wall Street, New York, NY 10005

July 2, 2013

CERTIFICATE OF TABULATION

Managers AMG

Re: Managers Short Duration Government Fund

We hereby certify that, as of close of business on May 06, 2013 the records supplied to us show 46,438,389.4760 shares of Managers Short Duration Government Fund in respect to the Meeting of Shareholders of said fund to be held on July 2, 2013.

D.F. King & Co., Inc. has tabulated 35,627,464.4570 shares, which is 76.720% of the outstanding shares. A breakdown of the vote, by proposal, is attached.

At your request, we have tabulated the proxies received, but do not guarantee the authenticity of the signatures thereon, or assume any responsibility for the legality of any proxy.

Sincerely,
D.F. King & Co., Inc.

Enrique Negron

Enclosures

SHAREHOLDER RESPONSE SUMMARY REPORT	Page: 1
July 2, 2013
Managers Trust II
Managers Short Duration Government Fund

	No. of Shares	% of Outstanding Shares	% of Shares Present
3A.	To amend and restate the Amended and Restated Declaration of Trust of the Trust relating to: Declaration of Trust Amendment Procedure

Affirmative	26,799,049.1170	57.709%	75.220%
Against	250,777.5150	0.540%	0.704%
Abstain	435,709.8250	0.938%	1.223%
Brk Non-Vote	8,141,928.0000	17.533%	22.853%

TOTAL	35,627,464.4570	76.720%	100.000%

3B.	To amend and restate the Amended and Restated Declaration of Trust of the Trust relating to: Merger, Consolidation, Sale of Assets and Termination of Trust, Series or Classes

Affirmative	25,440,680.0410	54.784%	71.407%
Against	1,600,018.2510	3.445%	4.491%
Abstain	444,838.1650	0.958%	1.249%
Brk Non-Vote	8,141,928.0000	17.533%	22.853%

TOTAL	35,627,464.4570	76.720%	100.000%

3C.	To amend and restate the Amended and Restated Declaration of Trust of the Trust relating to: other Changes

Affirmative	25,496,171.6860	54.903%	71.563%
Against	1,597,785.5550	3.441%	4.485%
Abstain	391,580.2160	0.843%	1.099%
Brk Non-vote	8,141,928.0000	17.533%	22.853%

TOTAL	35,627,464.4570	76.720%	100.000%

SHAREHOLDER RESPONSE SUMMARY REPORT	Page: 2
July 2, 2013
Managers Trust II
Managers Short Duration Government Fund

	No. of Shares	% of Outstanding Shares	% of Shares Present

** FUND TOTALS:	SHARES

RECORD TOTAL:	46,438,389.4760

SHARES VOTED:	35,627,464.4570

PERCENT PRESENT:	76.720%

48 Wall Street, New York, NY 10005

July 02, 2013

CERTIFICATE OF TABULATION

Managers AMG

Re: Managers AMG GW&K Fixed Income

We hereby certify that, as of close of business on May 06, 2013 the records supplied to us show 12,001,229.9380 shares of Managers AMG GW&K Fixed Income in respect to the Meeting of Shareholders of said fund to be held on July 02, 2013.

D.F. King & Co., Inc. has tabulated 4,465,669.6330 shares, which is 37.210% of the outstanding shares. A breakdown of the vote, by proposal, is attached.

At your request, we have tabulated the proxies received, but do not guarantee the authenticity of the signatures thereon, or assume any responsibility for the legality of any proxy.

Sincerely,
D.F. King & Co., Inc.

Enrique Negron
Enclosures

SHAREHOLDER RESPONSE SUMMARY REPORT	Page: 1
July 02, 2013
Managers Trust II
Managers AMG GW&K Fixed Income

	No. of Shares	% of Outstanding Shares	% of Shares Present
2A.	To amend or remove (as proposed in the accompanying proxy statement) fundamental investment restrictions relating to: Issuance Of Senior Securities

Affirmative	3,196,975.7430	26.639%	71.590%
Against	110,925.1950	.924%	2.484%
Abstain	121,558.6950	1.013%	2.722%
Brk Non-Vote	1,036,210.0000	8.634%	23.204%

TOTAL	4,465,669.6330	37.210%	100.000%

2B.	To amend or remove (as proposed in the accompanying proxy statement) fundamental investment restrictions relating to: Borrowing

Affirmative	3,217,371.6140	26.809%	72.047%
Against	81,385.3240	.678%	1.822%
Abstain	130,702.6950	1.089%	2.927%
Brk Non-Vote	1,036,210.0000	8.634%	23.204%

TOTAL	4,465,669.6330	37.210%	100.000%

2C.	To amend or remove (as proposed in the accompanying proxy statement) fundamental investment restrictions relating to: Lending

Affirmative	3,224,932.6140	26.872%	72.216%
Against	73,474.3240	.612%	1.645%
Abstain	131,052.6950	1.092%	2.935%
Brk Non-Vote	1,036,210.0000	8.634%	23.204%

TOTAL	4,465,669.6330	37.210%	100.000%

2D.	To amend or remove (as proposed in the accompanying proxy statement) fundamental investment restrictions relating to: The Underwriting of Securities

Affirmative	3,237,388.7320	26.976%	72.494%
Against	64,464.2060	.537%	1.444%
Abstain	127,606.6950	1.063%	2.858%
Brk Non-Vote	1,036,210.0000	8.634%	23.204%

TOTAL	4,465,669.6330	37.210%	100.000%

SHAREHOLDER RESPONSE SUMMARY REPORT	Page: 2
July 02, 2013
Managers Trust II
Managers AMG GW&K Fixed Income

	No. of Shares	% of Outstanding Shares	% of Shares Present
2E.	To amend or remove (as proposed in the accompanying proxy statement) fundamental investment restrictions relating to: Purchasing And Selling Commodities

Affirmative	3,242,076.6140	27.014%	72.600%
Against	74,611.1580	.622%	1.671%
Abstain	112,771.8610	.940%	2.525%
Brk Non-Vote	1,036,210.0000	8.634%	23.204%

TOTAL	4,465,669.6330	37.210%	100.000%

2F.	To amend or remove (as proposed in the accompanying proxy statement) fundamental investment restrictions relating to: Purchasing and Selling Real Estate

Affirmative	3,239,690.0770	26.994%	72.547%
Against	76,640.6950	.639%	1.716%
Abstain	113,128.8610	.943%	2.533%
Brk Non-Vote	1,036,210.0000	8.634%	23.204%

TOTAL	4,465,669.6330	37.210%	100.000%

2G.	To amend or remove (as proposed in the accompanying proxy statement) fundamental investment restrictions relating to: Diversification Of Investments

Affirmative	3,261,589.7990	27.177%	73.037%
Against	57,474.1390	.479%	1.287%
Abstain	110,395.6950	.920%	2.472%
Brk Non-Vote	1,036,210.0000	8.634%	23.204%

TOTAL	4,465,669.6330	37.210%	100.000%

2H.	To amend or remove (as proposed in the accompanying proxy statement) fundamental investment restrictions relating to: Concentrating Investments In A Particular Industry

Affirmative	3,219,875.6220	26.830%	72.103%
Against	86,900.3160	.724%	1.946%
Abstain	122,683.6950	1.022%	2.747%
Brk Non-Vote	1,036,210.0000	8.634%	23.204%

TOTAL	4,465,669.6330	37.210%	100.000%

48 Wall Street, New York, NY 10005

July 2, 2013

CERTIFICATE OF TABULATION

Managers AMG

Re: Managers AMG GW&K Fixed Income

We hereby certify that, as of close of business on May 06, 2013 the records supplied to us show 12,001,229.9380 shares of Managers AMG GW&K Fixed Income in respect to the Meeting of Shareholders of said fund to be held on July 2, 2013.

D.F. King & Co., Inc. has tabulated 4,554,194.5150 shares, which is 37.948% of the outstanding shares. A breakdown of the vote, by proposal, is attached.

At your request, we have tabulated the proxies received, but do not guarantee the authenticity of the signatures thereon, or assume any responsibility for the legality of any proxy.

Sincerely,
D.F. King & Co., Inc.

Enrique Negron
Enclosures

SHAREHOLDER RESPONSE SUMMARY REPORT	Page: 1
July 2, 2013
Managers Trust II
Managers AMG GW&K Fixed Income

		% of Outstanding	% of Shares
	No. of Shares	Shares	Present
3A.	To amend and restate the Amended and Restated Declaration of Trust of the Trust relating to: Declaration of Trust Amendment Procedure

Affirmative	3,353,724.7940	27.945%	73.640%
Against	78,155.8150	0.651%	1.716%
Abstain	126,687.9060	1.056%	2.782%
Brk Non-Vote	995,626.0000	8.296%	21.862%

TOTAL	4,554,194.5150	37.948%	100.000%

3B.	To amend and restate the Amended and Restated Declaration of Trust of the Trust relating to: Merger, Consolidation, Sale of Assets and Termination of Trust, Series or Classes

Affirmative	3,356,780.7270	27.970%	73.707%
Against	71,498.8820	0.596%	1.570%
Abstain	130,288.9060	1.086%	2.861%
Brk Non-Vote	995,626.0000	8.296%	21.862%

TOTAL	4,554,194.5150	37.948%	100.000%

3C.	To amend and restate the Amended and Restated Declaration of Trust of the Trust relating to: Other changes

Affirmative	3,349,072.1200	27.906%	73.538%
Against	77,515.6490	0.646%	1.702%
Abstain	131,980.7460	1.100%	2.898%
Brk Non-Vote	995,626.0000	8.296%	21.862%

TOTAL	4,554,194.5150	37.948%	100.000%

SHAREHOLDER RESPONSE SUMMARY REPORT	Page: 2
July 2, 2013
Managers Trust II
Managers AMG GW&K Fixed Income

	No. of Shares	% of Outstanding Shares	% of Shares Present

** FUND TOTALS:	SHARES

RECORD TOTAL:	12,001,229.9380

SHARES VOTED:	4,554,194.5150

PERCENT PRESENT:	37.948%

48 Wall Street, New York, NY 10005

July 02, 2013

CERTIFICATE OF TABULATION

Managers AMG

Re: Managers High Yield

We hereby certify that, as of close of business on May 06, 2013 the records supplied to us show 5,769,294.9680 shares of Managers High Yield in respect to the Meeting of Shareholders of said fund to be held on July 02, 2013.

D.F. King & Co., Inc. has tabulated 2,172,400.9650 shares, which is 37.655% of the outstanding shares. A breakdown of the vote, by proposal, is attached.

At your request, we have tabulated the proxies received, but do not guarantee the authenticity of the signatures thereon, or assume any responsibility for the legality of any proxy.

Sincerely,
D.F. King & Co., Inc.

Enrique Negron
Enclosures

SHAREHOLDER RESPONSE SUMMARY REPORT	Page: 1
July 02, 2013
Managers Trust II
Managers High Yield

	No. of Shares	% of Outstanding Shares	% of Shares Present
2A.	To amend or remove (as proposed in the accompanying proxy statement) fundamental investment restrictions relating to: Issuance Of Senior Securities

Affirmative	1,655,428.2100	28.694%	76.203%
Against	30,462.6940	.528%	1.402%
Abstain	135,399.0610	2.347%	6.233%
Brk Non-Vote	351,111.0000	6.086%	16.162%

TOTAL	2,172,400.9650	37.655%	100.000%

2B.	To amend or remove (as proposed in the accompanying proxy statement) fundamental investment restrictions relating to: Borrowing

Affirmative	1,637,598.3340	28.385%	75.382%
Against	44,491.9090	.771%	2.048%
Abstain	139,199.7220	2.413%	6.408%
Brk Non-Vote	351,111.0000	6.086%	16.162%

TOTAL	2,172,400.9650	37.655%	100.000%

2C.	To amend or remove (as proposed in the accompanying proxy statement) fundamental investment restrictions relating to: Lending

Affirmative	1,639,018.6550	28.410%	75.448%
Against	31,630.5880	.548%	1.456%
Abstain	150,640.7220	2.611%	6.934%
Brk Non-Vote	351,111.0000	6.086%	16.162%

TOTAL	2,172,400.9650	37.655%	100.000%

2D.	To amend or remove (as proposed in the accompanying proxy statement) fundamental investment restrictions relating to: The Underwriting of Securities

Affirmative	1,639,168.0090	28.412%	75.455%
Against	31,481.2340	.546%	1.449%
Abstain	150,640.7220	2.611%	6.934%
Brk Non-Vote	351,111.0000	6.086%	16.162%

TOTAL	2,172,400.9650	37.655%	100.000%

SHAREHOLDER RESPONSE SUMMARY REPORT	Page: 2
July 02, 2013
Managers Trust II
Managers High Yield

	No. of Shares	% of Outstanding Shares	% of Shares Present
2E.	To amend or remove (as proposed in the accompanying proxy statement) fundamental investment restrictions relating to: Purchasing And Selling Commodities

Affirmative	1,645,842.4550	28.528%	75.762%
Against	40,304.3320	.699%	1.855%
Abstain	135,143.1780	2.342%	6.221%
Brk Non-Vote	351,111.0000	6.086%	16.162%

TOTAL	2,172,400.9650	37.655%	100.000%

2F.	To amend or remove (as proposed in the accompanying proxy statement) fundamental investment restrictions relating to: Purchasing and Selling Real Estate

Affirmative	1,648,296.2730	28.571%	75.875%
Against	37,231.2390	.645%	1.714%
Abstain	135,762.4530	2.353%	6.249%
Brk Non-Vote	351,111.0000	6.086%	16.162%

TOTAL	2,172,400.9650	37.655%	100.000%

2G.	To amend or remove (as proposed in the accompanying proxy statement) fundamental investment restrictions relating to: Diversification Of Investments

Affirmative	1,656,972.6300	28.721%	76.274%
Against	30,354.3160	.526%	1.397%
Abstain	133,963.0190	2.322%	6.167%
Brk Non-Vote	351,111.0000	6.086%	16.162%

TOTAL	2,172,400.9650	37.655%	100.000%

2H.	To amend or remove (as proposed in the accompanying proxy statement) fundamental investment restrictions relating to: Concentrating Investments In A Particular Industry

Affirmative	1,647,139.3340	28.551%	75,822%
Against	35,440.9350	.614%	1.631%
Abstain	138,709.6960	2.404%	6.385%
Brk Non-Vote	351,111.0000	6.086%	16.162%

TOTAL	2,172,400.9650	37.655%	100.000%

SHAREHOLDER RESPONSE SUMMARY REPORT	Page: 1
July 2, 2013
Managers Trust II
Managers High Yield

	No. of Shares	% of Outstanding Shares	% of Shares Present
3A.	To amend and restate the Amended and Restated Declaration of Trust of the Trust relating to: Declaration of Trust Amendment Procedure

Affirmative	1,779,731.1800	41.852%	78.211%
Against	28,295.5020	0.665%	1.243%
Abstain	136,803.6020	3.217%	6.012%
Brk Non-Vote	330,717.0000	7.777%	14.534%

TOTAL	2,275,547.2840	53.512%	100.000%

3B.	To amend and restate the Amended and Restated Declaration of Trust of the Trust relating to: Merger, Consolidation, Sale of Assets and Termination of Trust, Series or Classes

Affirmative	1,767,893.3580	41.574%	77.691%
Against	28,423.5330	0.668%	1.249%
Abstain	148,513.3930	3.492%	6.526%
Brk Non-Vote	330,717.0000	7.777%	14.534%

TOTAL	2,275,547.2840	53.512%	100.000%

3C.	To amend and restate the Amended and Restated Declaration of Trust of the Trust relating to: Other Changes

Affirmative	1,765,601.2460	41.520%	77.590%
Against	37,090.9850	0.872%	1.630%
Abstain	142,138.0530	3.343%	6.246%
Brk Non-Vote	330,717.0000	7.777%	14.534%

TOTAL	2,275,547.2840	53.512%	100.000%

SHAREHOLDER RESPONSE SUMMARY REPORT	Page: 2
July 2, 2013
Managers Trust II
Managers High Yield

	No. of Shares	% of Outstanding Shares	% of Shares Present

** FUND TOTALS:	SHARES

RECORD TOTAL:	4,252,392.8050

SHARES VOTED:	2,275,547.2840

PERCENT PRESENT:	53.512%

48 Wall Street, New York, NY 10005

July 2, 2013

CERTIFICATE OF TABULATION

Managers AMG

Re: Managers AMG Chicago Equity Partners Balanced Fund

We hereby certify that, as of close of business on May 06, 2013 the records supplied to us show 2,580,886.2300 shares of Managers AMG Chicago Equity Partners Balanced Fund in respect to the Meeting of shareholders of said fund to be held on July 2, 2013.

D.F. King & Co., Inc. has tabulated 790,465.1030 shares, which is 30.628% of the outstanding shares. A breakdown of the vote, by proposal, is attached.

At your request, we have tabulated the proxies received, but do not guarantee the authenticity of the signatures thereon, or assume any responsibility for the legality of any proxy.

Sincerely,

D.F. King & Co., Inc.

Enrique Negron

Enclosures

SHAREHOLDER RESPONSE SUMMARY REPORT	Page: 1
July 2, 2013
Managers Trust II
Managers AMG Chicago Equity Partners Balanced Fund

	No, of Shares	% of Outstanding Shares	% of Shares Present
2A.	To amend or remove (as proposed in the accompanying proxy statement) fundamental investment restrictions relating to: Issuance of Senior Securities

Affirmative	363,017.3530	14.066%	45.924%
Against	30,708.7660	1.190%	3.885%
Abstain	79,596.9840	3.084%	10.070%
Brk Non-Vote	317,142.0000	12.288%	40.121%

TOTAL	790,465.1030	30.628%	100.000%

2B.	To amend or remove (as proposed in the accompanying proxy statement) fundamental investment restrictions relating to: Borrowing

Affirmative	355,098.0570	13.759%	44.922%
Against	39,227.2170	1.520%	4.963%
Abstain	78,997.8290	3.061%	9.994%
Brk Non-Vote	317,142.0000	12.288%	40.121%

TOTAL	790,465.1030	30.628%	100.000%

2C.	To amend or remove (as proposed in the accompanying proxy statement) fundamental investment restrictions relating to: Lending

Affirmative	358,951.3530	13.908%	45.410%
Against	39,150.2280	1.517%	4.953%
Abstain	75,221.5220	2.915%	9.516%
Brk Non-Vote	317,142.0000	12.288%	40.121%

TOTAL	790,465.1030	30.628%	100.000%

2D.	To amend or remove (as proposed in the accompanying proxy statement) fundamental investment restrictions relating to: The Underwriting of Securities

Affirmative	362,867.5090	14.060%	45.906%
Against	37,469.0720	1.452%	4.740%
Abstain	72,986.5220	2.828%	9.233%
Brk Non-Vote	317,142.0000	12.288%	40.121%

TOTAL	790,465.1030	30.628%	100.000%

SHAREHOLDER RESPONSE SUMMARY REPORT	Page: 2
July 2, 2013
Managers Trust II
Managers AMG Chicago Equity Partners Balanced Fund

	No. of Shares	% of Outstanding Shares	% of Shares Present
2E.	To amend or remove (as proposed in the accompanying proxy statement) fundamental investment restrictions relating to: Purchasing And Selling Commodities

Affirmative	370,841.1140	14.369%	46.914%
Against	29,939.4670	1.160%	3.788%
Abstain	72,542.5220	2.811%	9.177%
Brk Non-Vote	317,142.0000	12.288%	40.121%

TOTAL	790,465.1030	30.628%	100.000%

2F.	To amend or remove (as proposed in the accompanying proxy statement) fundamental investment restrictions relating to: Purchasing and Selling Real Estate

Affirmative	368,805.1140	14.290%	46.657%
Against	33,446.4670	1.296%	4.231%
Abstain	71,071.5220	2.754%	8.991%.
Brk Non-Vote	317,142.0000	12.288%	40.121%

TOTAL	790,465.1030	30.628%	100.000%

2G.	To amend or remove (as proposed in the accompanying proxy statement) fundamental investment restrictions relating to: Diversification of Investments

Affirmative	374,790.4810	14.522%	47.414%
Against	21,942.7940	0.850%	2.776%
Abstain	76,589.8280	2.968%	9.689%
Brk Non-Vote	317,142.0000	12.288%	40.121%

TOTAL	790,465.1030	30.628%	100.000%

2H.	To amend or remove (as proposed in the accompanying proxy statement) fundamental investment restrictions relating to: Concentrating Investments In A Particular Industry

Affirmative	357,721.3630	13.861%	45.255%
Against	40,005.2180	1.550%	5.061%
Abstain	75,596.5220	2.929%	9.563%
Brk Non-Vote	317,142.0000	12.288%	40.121%

TOTAL	790,465.1030	30.628%	100.000%

SHAREHOLDER RESPONSE SUMMARY REPORT	Page: 3
July 2, 2013
Managers Trust II
Managers AMG Chicago Equity Partners Balanced Fund

	No. of Shares	% of Outstanding Shares	% of Shares Present
3A.	To amend and restate the Amended and Restated Declaration of Trust of the Trust relating to: Declaration of Trust Amendment Procedure

Affirmative	361,941.3530	14.024%	45.788%
Against	32,671.2280	1.266%	4.133%
Abstain	78,710.5220	3.050%	9.958%
Brk Non-Vote	317,142.0000	12.288%	40.121%

TOTAL	790,465.1030	30.628%	100.000%

3B.	To amend and restate the Amended and Restated Declaration of Trust of the Trust relating to: Merger, Consolidation, Sale of Assets and Termination of Trust, Series or Classes

Affirmative	362,999.5200	14.065%	45.922%
Against	31,613.0610	1.225%	3.999%
Abstain	78,710.5220	3.050%	9.958%
Brk Non-Vote	317,142.0000	12.288%	40.121%

TOTAL	790,465.1030	30.628%	100.000%

3C.	To amend and restate the Amended and Restated Declaration of Trust of the Trust relating to: Other Changes

Affirmative	361,640.8230	14.013%	45.750%
Against	30,996.2280	1.201%	3.921%
Abstain	80,686.0520	3.126%	10.208%
Brk Non-Vote	317,142.0000	12.288%	40.121%

TOTAL	790,465.1030	30.628%	100.000%

SHAREHOLDER RESPONSE SUMMARY REPORT	Page: 4
July 2, 2013
Managers Trust II
Managers AMG Chicago Equity Partners Balanced Fund

	No. of Shares	% of Outstanding Shares	% of Shares Present

** FUND TOTALS:	SHARES

RECORD TOTAL:	2,580,886.2300

SHARES VOTED:	790,465.1030

PERCENT PRESENT:	30.628%

48 Wall Street, New York, NY 10005

August 20, 2013

CERTIFICATE OF TABULATION

Managers AMG

Re: Managers High Yield

We hereby certify that, as of close of business on May 06, 2013 the records supplied to us show 5,769,294.9680 shares of Managers High Yield in respect to the Meeting of Shareholders of said fund to be held on August 20, 2013.

D.F. King & Co., Inc. has tabulated 2,655,214.6370 shares, which is 46.023% of the outstanding shares. A breakdown of the vote, by proposal, is attached.

At your request, we have tabulated the proxies received, but do not guarantee the authenticity of the signatures thereon, or assume any responsibility for the legality of any proxy.

Sincerely,

D.F. King & Co., Inc.

Laura Preston

Enclosures

SHAREHOLDER RESPONSE SUMMARY REPORT	Page: 1
August 20, 2013
Managers Trust II
Managers High Yield

	No. of Shares	% of Outstanding Shares	% of Shares Present
2A.	To amend or remove (as proposed in the accompanying proxy statement) fundamental investment restrictions relating to: Issuance of Senior Securities

Affirmative	2,142,371.9930	37.134%	80.685%
Against	37,905.5100	.657%	1.428%
Abstain	188,105.1340	3.260%	7.084%
Brk Non-Vote	286,832.0000	4.972%	10.803%

TOTAL	2,655,214.6370	46.023%	100.000%

2B.	To amend or remove (as proposed in the accompanying proxy statement) fundamental investment restrictions relating to: Borrowing

Affirmative	2,124,558.1460	36.825%	80.015%
Against	55,212.2270	.957%	2.079%
Abstain	188,612.2640	3.269%	7.103%
Brk Non-Vote	286,832.0000	4.972%	10.803%

TOTAL	2,655,214.6370	46.023%	100.000%

2C.	To amend or remove (as proposed in the accompanying proxy statement) fundamental investment restrictions relating to: Lending

Affirmative	2,128,011.0380	36.884%	80.144%
Against	40,992.3900	.711%	1.544%
Abstain	199,379.2090	3.456%	7.509%
Brk Non-Vote	286,832.0000	4.972%	10.803%

TOTAL	2,655,214.6370	46.023%	100.000%

2D.	To amend or remove (as proposed in the accompanying proxy statement) fundamental investment restrictions relating to: The Underwriting of Securities

Affirmative	2,127,311.2680	36.872%	80.118%
Against	41,007.9790	.711%	1.544%
Abstain	200,063.3900	3.468%	7.535%
Brk Non-Vote	286,832.0000	4.972%	10.803%

TOTAL	2,655,214.6370	46.023%	100.000%

SHAREHOLDER RESPONSE SUMMARY REPORT	Page: 2
August 20, 2013
Managers Trust II
Managers High Yield

	No. of Shares	% of Outstanding Shares	% of Shares Present
2E.	To amend or remove (as proposed in the accompanying proxy statement) fundamental investment restrictions relating to: Purchasing And Selling Commodities

Affirmative	2,136,347.4270	37.029%	80.458%
Against	46,916.1510	.813%	1.767%
Abstain	185,119.0590	3.209%	6.972%
Brk Non-Vote	286,832.0000	4.972%	10.803%

TOTAL	2,655,214.6370	46.023%	100.000%

2F.	To amend or remove (as proposed in the accompanying proxy statement) fundamental investment restrictions relating to: Purchasing and Selling Real Estate

Affirmative	2,137,442.8480	37.048%	80.499%
Against	46,246.2240	.802%	1.742%
Abstain	184,693.5650	3.201%	6.956%
Brk Non-Vote	286,832.0000	4.972%	10.803%

TOTAL	2,655,214.6370	46.023%	100.000%

2G.	To amend or remove (as proposed in the accompanying proxy statement) fundamental investment restrictions relating to: Diversification of Investments

Affirmative	2,148,681.1900	37.243%	80.923%
Against	36,718.3300	.636%	1.383%
Abstain	182,983.1170	3.172%	6.891%
Brk Non-Vote	286,832.0000	4.972%	10.803%

TOTAL	2,655,214.6370	46.023%	100.000%

2H.	To amend or remove (as proposed in the accompanying proxy statement) fundamental investment restrictions relating to: Concentrating Investments In A Particular Industry

Affirmative	2,125,258.2780	36.837%	80.040%
Against	49,330.1210	.855%	1.858%
Abstain	193,794.2380	3.359%	7.299%
Brk Non-Vote	286,832.0000	4.972%	10.803%

TOTAL	2,655,214.6370	46.023%	100.000%

SHAREHOLDER RESPONSE SUMMARY REPORT	Page: 3
August 20, 2013
Managers Trust II
Managers High Yield

	No. of Shares	% of Outstanding Shares	% of Shares Present

** FUND TOTALS:	SHARES

RECORD TOTAL:	5,769,294.9680

SHARES VOTED:	2,655,214.6370

PERCENT PRESENT:	46.023%

48 Wall Street, New York, NY 10005

August 20, 2013

CERTIFICATE OF TABULATION

Managers AMG

Re: Managers AMG GW&K Fixed Income

We hereby certify that, as of close of business on May 06, 2013 the records supplied to us show 12,001,229.9380 shares of Managers AMG GW&K Fixed Income in respect to the Meeting of Shareholders of said fund to be held on August 20, 2013.

D.F. King & Co., Inc. has tabulated 5,739,797.3789 shares, which is 47.827% of the outstanding shares. A breakdown of the vote, by proposal, is attached.

At your request, we have tabulated the proxies received, but do not guarantee the authenticity of the signatures thereon, or assume any responsibility for the legality of any proxy.

Sincerely,

D.F. King & Co., Inc.

Laura Preston

Enclosures

SHAREHOLDER RESPONSE SUMMARY REPORT	Page: 1
August 20, 2013
Managers Trust II
Managers AMG GW&K Fixed Income

	No. of Shares	% of Outstanding Shares	% of Shares Present
2A.	To amend or remove (as proposed in the accompanying proxy statement) fundamental investment restrictions relating to: Issuance of Senior Securities

Affirmative	4,526,785.4349	37.720%	78.866%
Against	134,916.2770	1.124%	2.351%
Abstain	192,520.6670	1.604%	3.354%
Brk Non-Vote	885,575.0000	7.379%	15.429%

TOTAL	5,739,797.3789	47.827%	100.000%

2B.	To amend or remove (as proposed in the accompanying proxy statement) fundamental investment restrictions relating to: Borrowing

Affirmative	4,536,908.3059	37.804%	79.042%
Against	111,965.8360	.933%	1.951%
Abstain	205,348.2370	1.711%	3.578%
Brk Non-Vote	885,575.0000	7.379%	15.429%

TOTAL	5,739,797.3789	47.827%	100.000%

2C.	To amend or remove (as proposed in the accompanying proxy statement) fundamental investment restrictions relating to: Lending

Affirmative	4,556,738.3059	37.969%	79.389%
Against	92,200.8360	.768%	1.606%
Abstain	205,283.2370	1.711%	3.576%
Brk Non-Vote	885,575.0000	7.379%	15.429%

TOTAL	5,739,797.3789	47.827%	100.000%

2D.	To amend or remove (as proposed in the accompanying proxy statement) fundamental investment restrictions relating to: The Underwriting of Securities

Affirmative	4,570,578.4239	38.085%	79.630%
Against	80,781.2880	.673%	1.407%
Abstain	202,862.6670	1.690%	3.534%
Brk Non-Vote	885,575.0000	7.379%	15.429%
TOTAL	5,739,797.3789	47.827%	100.000%

SHAREHOLDER RESPONSE SUMMARY REPORT	Page: 2
August 20, 2013
Managers Trust II
Managers AMG GW&K Fixed Income

	No. of Shares	% of Outstanding Shares	% of Shares Present
2E.	To amend or remove (as proposed in the accompanying proxy statement) fundamental investment restrictions relating to: Purchasing And Selling Commodities

Affirmative	4,575,996.7359	38.130%	79.723%
Against	90,259.2400	.752%	1.573%
Abstain	187,966.4030	1.566%	3.275%
Brk Non-Vote	885,575.0000	7.379%	15.429%

TOTAL	5,739,797.3789	47.827%	100.000%

2F.	To amend or remove (as proposed in the accompanying proxy statement) fundamental investment restrictions relating to: Purchasing and Selling Real Estate

Affirmative	4,573,653.1989	38.110%	79.683%
Against	93,351.7770	.778%	1.626%
Abstain	187,217.4030	1.560%	3.262%
Brk Non-Vote	885,575.0000	7.379%	15.429%

TOTAL	5,739,797.3789	47.827%	100.000%

2G.	To amend or remove (as proposed in the accompanying proxy statement) fundamental investment restrictions relating to: Diversification of Investments

Affirmative	4,600,314.4909	38.333%	80.148%
Against	73,494.2210	.612%	1.280%
Abstain	180,413.6670	1.503%	3.143%
Brk Non-Vote	885,575.0000	7.379%	15.429%

TOTAL	5,739,797.3789	47.827%	100.000%

2H.	To amend or remove (as proposed in the accompanying proxy statement) fundamental investment restrictions relating to: Concentrating Investments In A Particular Industry

Affirmative	4,541,383.3139	37.841%	79.121%
Against	118,700.8280	.989%	2.068%
Abstain	194,138.2370	1.618%	3.382%
Brk Non-Vote	885,575.0000	7.379%	15.429%

TOTAL	5,739,797.3789	47.827%	100.000%

SHAREHOLDER RESPONSE SUMMARY REPORT	Page: 3
August 20, 2013
Managers Trust II
Managers AMG GW&K Fixed Income

	No. of Shares	% of Outstanding Shares	% of Shares Present

** FUND TOTALS:	SHARES

RECORD TOTAL:	12,001,229.9380

SHARES VOTED:	5,739,797.3789

PERCENT PRESENT:	47.827%

48 Wall Street, New York, NY 10005

August 20, 2013

CERTIFICATE OF TABULATION

Managers AMG

Re: Managers Intermediate Duration Govt Fund

We hereby certify that, as of close of business on May 06, 2013 the records supplied to us show 15,495,104.5990 shares of Managers Intermediate Duration Govt Fund in respect to the Meeting of Shareholders of said fund to be held on August 20, 2013.

D.F. King & Co., Inc. has tabulated 10,163,354.9170 shares, which is 65.591% of the outstanding shares. A breakdown of the vote, by proposal, is attached.

At your request, we have tabulated the proxies received, but do not guarantee the authenticity of the signatures thereon, or assume any responsibility for the legality of any proxy.

Sincerely,

D.F. King & Co., Inc.

Laura Preston

Enclosures

SHAREHOLDER RESPONSE SUMMARY REPORT	Page: 1
August 20, 2013
Managers Trust II
Managers Intermediate Duration Govt Fund

	No. of Shares	% of Outstanding Shares	% of Shares Present
2A.	To amend or remove (as proposed in the accompanying proxy statement) fundamental investment restrictions relating to: Issuance of Senior Securities

Affirmative	6,017,616.1770	38.836%	59.209%
Against	201,153.1050	1.298%	1.979%
Abstain	431,970.6350	2.788%	4.250%
Brk Non-Vote	3,512,615.0000	22.669%	34.562%

TOTAL	10,163,354.9170	65.591%	100.000%

2B.	To amend or remove (as proposed in the accompanying proxy statement) fundamental investment restrictions relating to: Borrowing

Affirmative	5,967,002.8970	38.510%	58.711%
Against	238,533.3850	1.539%	2.347%
Abstain	445,203.6350	2.873%	4.380%
Brk Non-Vote	3,512,615.0000	22.669%	34.562%

TOTAL	10,163,354.9170	65.591%	100.000%

2C.	To amend or remove (as proposed in the accompanying proxy statement) fundamental investment restrictions relating to: Lending

Affirmative	5,933,902.8090	38.296%	58.385%
Against	273,239.4730	1.763%	2.688%
Abstain	443,597.6350	2.863%	4.365%
Brk Non-Vote	3,512,615.0000	22.669%	34.562%

TOTAL	10,163,354.9170	65.591%	100.000%

2D.	To amend or remove (as proposed in the accompanying proxy statement) fundamental investment restrictions relating to: The Underwriting of Securities

Affirmative	5,978,684.3410	38.585%	58.826%
Against	222,715.9410	1.437%	2.191%
Abstain	449,339.6350	2.900%	4.421%
Brk Non-Vote	3,512,615.0000	22.669%	34.562%

TOTAL	10,163,354.9170	65.591%	100.000%

SHAREHOLDER RESPONSE SUMMARY REPORT	Page: 2
August 20, 2013
Managers Trust II
Managers Intermediate Duration Govt Fund

	No. of Shares	% of Outstanding Shares	% of Shares Present
2E.	To amend or remove (as proposed in the accompanying proxy statement) fundamental investment restrictions relating to: Purchasing And Selling Commodities

Affirmative	5,991,617.9020	38.668%	58.953%
Against	227,493.3800	1.468%	2.238%
Abstain	431,628.6350	2.786%	4.247%
Brk Non-Vote	3,512,615.0000	22.669%	34.562%

TOTAL	10,163,354.9170	65.591%	100.000%

2F.	To amend or remove (as proposed in the accompanying proxy statement) fundamental investment restrictions relating to: Purchasing and Selling Real Estate

Affirmative	5,984,587.3700	38.623%	58.883%
Against	230,259.9120	1.486%	2.266%
Abstain	435,892.6350	2.813%	4.289%
Brk Non-Vote	3,512,615.0000	22.669%	34.562%

TOTAL	10,163,354.9170	65.591%	100.000%

2G.	To amend or remove (as proposed in the accompanying proxy statement) fundamental investment restrictions relating to: Diversification of Investments

Affirmative	6,041,795.8140	38.992%	59.447%
Against	184,779.4680	1.193%	1.818%
Abstain	424,164.6350	2.737%	4.173%
Brk Non-Vote	3,512,615.0000	22.669%	34.562%

TOTAL	10,163,354.9170	65.591%	100.000%

2H.	To amend or remove (as proposed in the accompanying proxy statement) fundamental investment restrictions relating to: Concentrating Investments In A Particular Industry

Affirmative	5,897,066.9780	38.058%	58.022%
Against	288,835.3040	1.864%	2.842%
Abstain	464,837.6350	3.000%	4.574%
Brk Non-Vote	3,512,615.0000	22.669%	34.562%

TOTAL	10,163,354.9170	65.591%	100.000%

SHAREHOLDER RESPONSE SUMMARY REPORT	Page: 3
August 20, 2013
Managers Trust II
Managers Intermediate Duration Govt Fund

	No. of Shares	% of Outstanding Shares	% of Shares Present
2I.	To amend or remove (as proposed in the accompanying proxy statement) fundamental investment restrictions relating to: Short Sales

Affirmative	5,926,717.9780	38.249%	58.315%
Against	265,208.3040	1.712%	2.609%
Abstain	458,813.6350	2.961%	4.514%
Brk Non-Vote	3,512,615.0000	22.669%	34.562%

TOTAL	10,163,354.9170	65.591%	100.000%

2J.	To amend or remove (as proposed in the accompanying proxy statement) fundamental investment restrictions relating to: Investing For Control

Affirmative	5,990,918.9780	38.663%	58.946%
Against	200,455.3040	1.294%	1.972%
Abstain	459,365.6350	2.965%	4.520%
Brk Non-Vote	3,512,615.0000	22.669%	34.562%

TOTAL	10,163,354.9170	65.591%	100.000%

2K.	To amend or remove (as proposed in the accompanying proxy statement) fundamental investment restrictions relating to: Securities Issued By Other Investment Companies

Affirmative	5,966,214.3460	38.505%	58.703%
Against	221,490.9360	1.429%	2.179%
Abstain	463,034.6350	2.988%	4.556%
Brk Non-Vote	3,512,615.0000	22.669%	34.562%

TOTAL	10,163,354.9170	65.591%	100.000%

2L.	To amend or remove (as proposed in the accompanying proxy statement) fundamental investment restrictions relating to: Margin Transactions

Affirmative	5,916,834.5340	38.186%	58.217%
Against	265,967.7480	1.716%	2.617%
Abstain	467,937.6350	3.020%	4.604%
Brk Non-Vote	3,512,615.0000	22.669%	34.562%

TOTAL	10,163,354.9170	65.591%	100.000%

SHAREHOLDER RESPONSE SUMMARY REPORT	Page: 4
August 20, 2013
Managers Trust II
Managers Intermediate Duration Govt Fund

	No. of Shares	% of Outstanding Shares	% of Shares Present
2M.	To amend or remove (as proposed in the accompanying proxy statement) fundamental investment restrictions of the Fund relating to: Oil, Gas And Mineral Programs

Affirmative	6,013,820.0020	38.811%	59.171%
Against	182,191.2800	1.176%	1.793%
Abstain	454,728.6350	2.935%	4.474%
Brk Non-Vote	3,512,615.0000	22.669%	34.562%

TOTAL	10,163,354.9170	65.591%	100.000%

2N.	To amend or remove (as proposed in the accompanying proxy statement) fundamental investment restrictions relating to: Investing In New Issuers

Affirmative	5,968,816.3410	38.521%	58.729%
Against	220,989.9410	1.426%	2.174%
Abstain	460,933.6350	2.975%	4.535%
Brk Non-Vote	3,512,615.0000	22.669%	34.562%

TOTAL	10,163,354.9170	65.591%	100.000%

SHAREHOLDER RESPONSE SUMMARY REPORT	Page: 5
August 20, 2013
Managers Trust II
Managers Intermediate Duration Govt Fund

	No. of Shares	% of Outstanding Shares	% of Shares Present

** FUND TOTALS:	SHARES

RECORD TOTAL:	15,495,104.5990

SHARES VOTED:	10,163,354.9170

PERCENT PRESENT:	65.591%